                      OPTION AGREEMENT

                   REAL ESTATE

     This Option Agreement, dated May 6, 1997, is entered into by and between John Hancock Mutual Life Insurance Company (the
"Owner") and R.H. Phillips, Inc. ("R.H. Phillips") with respect to the following facts:

     The Owner and R.H. Phillips are parties to a Real Estate Purchase Contract, dated January 24, 1997 (the "Real
     Estate Contract"), pursuant to which R.H. Phillips will sell certain real estate to the Owner or its agent. R.H. Phillips is also a party to an Agricultural Sublease, dated January 24, 1997, pursuant to which R.H. Phillips will then lease and operate such real estate (including all equipment, improvements and fixtures located on that real estate) from Farmland Management Services, who
     is in turn a lessee of the Owner.   A legal description of
     such real estate is set forth as Exhibit A to this Agreement (the "Option Property"). One of the terms of the Real Estate Contract and the Agricultural Sublease is that the Owner agrees to grant R.H. Phillips an option to repurchase the Option Property from the Owner in accordance with the terms of this Agreement.

IN VIEW OF THE FOREGOING FACTS, and the mutual covenants contained herein, the Owner and R.H. Phillips hereby agree as follows:

1. Grant of Option. The Owner hereby grants to R.H. Phillips an option to purchase the Option Property, together with all easements and other rights appurtenant thereto and any improvements, fixtures or personal property installed, constructed or situated thereon (the "Option"). The grant of the Option is in consideration of the consummation of the transactions described in the Real Estate Purchase Contract and the Agricultural Sublease and no separate cash consideration shall be required to maintain this option as irrevocable until the Option expires or is terminated as provided below.

2. Purchase Price. The purchase price for the Option Property shall be $8,361,669, subject to adjustment as provided in this Agreement (the "Purchase Price"). The Purchase Price shall be payable in cash or such other form as the parties mutually agree in writing. The Purchase Price will be paid at such time and in such manner as is specified in the Option Purchase Agreement, attached hereto as Exhibit B.

3. Option Term. R.H. Phillips may exercise the Option beginning on January 1, 2012 and at any time thereafter until June 30, 2012 (the "Option Period"), after which date the Option will expire. For the purposes of this Agreement, the Option will be deemed "exercised" upon the delivery of the Exercise Notice as defined and described in
Section 5 of this Agreement.

4. Termination of Option.  Notwithstanding the period specified in
Section 3, the Option will terminate immediately upon the occurrence of any of the following events, regardless of whether the Option Period has expired.

     a. If the Agricultural Sublease, as it may be amended from time to time, or any successor agreement concerning the lease and operation of the Option Property between R.H. Phillips and the lessor of the Option Property at that time, has been terminated by the lessor due to a breach of such agreement by R.H. Phillips, which breach has not been cured by R.H. Phillips within the time specified in the Agricultural Sublease;

     b.  If R.H. Phillips commits a material breach of the Option
Purchase Agreement, which breach has not been cured within the period set forth in the Option Purchase Agreement; or

     c. Upon the sale, assignment or transfer of this Option by R.H. Phillips in violation of this Agreement.

5. Manner of Exercise. R.H. Phillips may exercise the Option by delivering to the Owner a written notice of its intention to exercise the Option (the "Exercise Notice"). The Purchase Date shall be December
31, 2012 or, if that day is a weekend day or legal holiday, on the following business day thereafter. Together with the Exercise Notice, R.H. Phillips shall deliver to the Owner an executed Option Purchase Agreement with the blanks in that document completed. No later than 10 days after delivery of the Exercise Notice is made to the Owner, the Owner shall execute and return the Option Purchase Agreement. The purchase and sale of the Option Property shall thereafter take place in accordance with the Option Purchase Agreement.

6. No Default. R.H. Phillips may only exercise the Option and purchase the Option Property if it is not in default of any obligation under the Agricultural Sublease as of the time that the Option is exercised or at the time at which R.H. Phillips is to close the purchase of the Option Property.

7. No Liens or Encumbrances. At the Close of Escrow, the Owner shall convey the Option Property free and clear of all liens and encumbrances with the exception of: (i) liens and encumbrances set forth in the policy of title insurance issued to the Owner at the time the Property was conveyed to the Owner or the Owner's agent by R.H.
Phillips; (ii) liens and encumbrances resulting from actions or omissions of R.H. Phillips in the operation of the Option Property; (iii) liens and encumbrances resulting from the failure of R.H. Phillips to pay property taxes in accordance with the Agricultural Sublease or from other violations of the Agricultural Sublease by R.H. Phillips; (iv) easements, covenants and encumbrances of a non-monetary nature created in good faith by the Owner which do not materially and adversely impair R.H. Phillips's intended use of the Option Property;
and (v) such liens and encumbrances consented to by R.H. Phillips in writing.

8. Assignment by R.H. Phillips. R.H. Phillips may not sell, assign or otherwise transfer the Option without the prior written consent of the Owner, which consent may be withheld in the Owner's sole discretion.
R.H. Phillips may not hypothecate, pledge or encumber the Option without the prior written consent of the Owner, which consent shall not be unreasonably withheld. Nothing in this Section 8 shall prohibit any transfer of rights by operation of law or in connection with the sale by R.H. Phillips of substantially all of its assets, provided that the transferee, by operation of law or by express agreement, assumes all of the liabilities and obligations of R.H. Phillips under this Agreement and the Agricultural Sublease.

9. Assignment by the Owner. The Owner may sell, transfer or assign its rights under this Agreement in connection with the sale or other transfer of its ownership interest in the Option Property. The parties understand that the covenants, obligations and liabilities of the Owner under this Agreement shall attach to and run with the Option Property and shall be binding upon any purchaser or transferee of the Option Property from the Owner.

10. Purchase of Less than All Property. The Option granted to R.H. Phillips under this Agreement shall apply to the purchase of the entire Option Property only and nothing in this Agreement shall provide R.H. Phillips with the right to purchase only a portion of the Option Property without the prior written consent of the Owner. The foregoing sentence notwithstanding, in the event that a portion of the Option Property is taken due to eminent domain, R.H. Phillips may purchase the remaining portion of the Option Property. If R.H. Phillips purchases less than all of the Option Property, the Purchase Price shall be proportionately reduced to reflect the reduction in the size of the Option Property being purchased.

11. Exercise at Discretion of R.H. Phillips. R.H. Phillips shall have the sole and exclusive right to determine whether to exercise the Option. Nothing in this Agreement shall limit in any way the right of R.H. Phillips to make the decision as to whether it will or will not exercise the Option in its sole discretion. However, if R.H. Phillips does exercise the Option, R.H. Phillips will be legally obligated to purchase the Property in accordance with and subject to the provisions of this Agreement and the Option Purchase Agreement.

12. Recordation of Memorandum of Agreement. Upon the execution of this Agreement, the parties shall execute, acknowledge and cause to be recorded in the Official Records of Yolo County a Memorandum of Option, substantially in the form of Exhibit C to this Agreement, sufficient to give notice of the Option, the term of the Option and the rights of R.H. Phillips hereunder. If R.H. Phillips fails to exercise the Option or the Option terminates prior to its exercise, R.H. Phillips shall execute, acknowledge and deliver to the Owner, no later than three days after the termination of the Option, a quitclaim deed or other reasonable documentation in recordable form to verify the termination or expiration of the Option.

13. Notices. All notices under this Agreement shall be in writing and delivered personally, by nationally recognized overnight courier service (delivery charges paid by sender) or by first class mail, postage prepaid, to the following addresses:

If to the Owner:

Hancock Agricultural Invest.
Group
99 High Street, 26th Floor
Boston, MA 02110-2320
Attention: Managing Director

With a copy to:

Farmland Management Services
138 Regis Street, Suite A
Turlock, CA 95382
Attention: President

If to R.H. Phillips:
R.H. Phillips, Inc.
26836 County Road 12A
Esparto, California 95627
Attention: Chief Financial Officer

     For the purposes of this Agreement, notices will be deemed delivered upon receipt if delivered personally, on the next business day following deposit with an overnight courier if delivered by overnight courier or on the third business day following deposit with the U.S. Postal Service if sent via first class mail.

14.  Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that state's conflicts of laws principles. This Agreement, together with the Sublease, the Real Estate Purchase Contract and all attachments and exhibits hereto and thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous agreements, whether oral or written, of the parties pertaining to that subject matter. This Agreement may not be amended except in the form of a writing signed
by both parties to this Agreement.   No right of either party under this
Agreement shall be waived unless that waiver is in a written document signed by the party who has waived that right. No waiver of any right in any specific instance will be deemed a waiver of that right in any subsequent instance or any other right. This Agreement may be executed in one or more counterparts, which together shall constitute one original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


JOHN HANCOCK MUTUAL                    R.H. Phillips, Inc.
LIFE INSURANCE
COMPANY
By: Hancock Natural Resource           By: //s// Robert T. Moore
Group, Inc.                            Title: CFO

By: /S/ Jeffrey A. Conrad
Title:   Vice President

                    EXHIBIT A

          LEGAL DESCRIPTION OF PROPERTY

A PORTION OF THE NORTH HALF OF SECTION 17 AND A PORTION OF THE N.W. 1/4 OF
SECTION 16, ALL IN T. 11 N., R. 1 WEST M.D.B. &M., YOLO COUNTY CALIFORNIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

bEGINNING AT A 2" DIA, BOILER TUBE MONUMENT, MARKING THE NORTHWEST CORNER OF SAID SECTION 17, AS SAID MONUMENT IS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD IN BOOK 12 OF MAPS AND SURVEY AT PAGES 99 AND 100, YOLO COUNTY RECORDS, AND THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTH LINE OF
SAID SECTION 17, S. 89 24' 14" E. 2689.90 FEET; THENCE S. 89 18'03" E.
2689.89 FEET TO THE NORTHEAST CORNER OF SAID SECTION 17, THENCE, ALONG
THE NORTH LINE OF SAID SECTION 16, S. 89 57' 23" E. 1823.02 FEET; THENCE LEAVING SAID SECTION LINE, S. 00 58'43" EAST 2656.24 FEET TO THE SOUTH
LINE OF SAID N.W. 1/4 OF SECTION 16, SAID POINT ALSO BEING THE CENTERLINE
OF COUNTY ROAD 12-A; THENCE ALONG THE SOUTH LINE OF SAID N.W. 1/4, N.
89 59'38" W. 1823.02 FEET TO THE SOUTHWEST CORNER OF SAID N.W. 1/4
OF SECTION 16; THENCE N. 00 58'41" W. 83.70 FEET TO A POINT IN THE CENTERLINE OF SAID COUNTY ROAD 12-A; THENCE FOLLOWING THE CENTERLINE OF SAID COUNTY
ROAD 12-A, THE FOLLOWING COURSES AND DISTANCES; N. 75 15'01" W. 1008.10 FEET;
N. 84 20'18" W. 446.03 FEET; n 81 15'21" W. 1430.41 FEET; N. 76 57'56" W.
615.55 FEET TO A TANGENT POINT; THENCE ALONG A CURVE TO THE LEFT HAVING
A CENTRAL ANGLE OF 75 08'09", A RADIUS OF 97.63 FEET, AND SUBTENDED BY
A CHORD BEARING S. 65 27'59" W. 119.06 FEET TO A POINT INTERSECTING THE CENTERLINE OF OAT CREEK; THENCE UPSTREAM ALONG THE CENTERLINE OF SAID
OAK CREEK THE FOLLOWING CORSES AND DISTANCES: S. 81 51'25" WEST. 538.48
FEET; N. 54 14'49" W. 183.11 FEET; S. 79 54'52" W. 156.86 FEET; N. 41 59'42"
W. 153.61 FEET; N. 56 18'12" W. 278.32 FEET; N. 28 24'06" W. 146.31 FEET;
N. 65 07'25" W. 258.99 FEET; S. 63 29'42" W. 158.62 FEET; N. 70 25'01"
W. 129.03; S. 88 42'53" W. 89.69 FEET AND N 79 59'59" W. 15.99 FEET TO A
POINT ON THE WEST LINE OF SAID SECTION 17; THENCE ALONG SAID WEST LINE;
N. 01 26'41" W. 1544.43 FEET TO THE POINT OF BEGINNING AS SET FORTH
AND DESCRIBED AS PARCEL 5 IN THAT CERTAIN CERTIFICATE OF COMPLIANCE
RECORDED MAY 2, 1997 SERIES NO. 97-0010480 OFFICIAL RECORDS.

A PORTION OF THE FOLLOWING ASSESSOR'S PARCEL NOS.:
54-110-01; 54-120-02; 54-120-03

                    EXHIBIT C

When Recorded Mail to:

Frederick K. Koenen,
Attorney at Law
555 Montgomery Street, Suite 1405
San Francisco, CA 94111







                                   Reserved for
Recorder's Use

         MEMORANDUM OF OPTION AGREEMENT

     This Memorandum of Option Agreement is executed in connection and concurrently with a certain Real Estate Purchase Option Agreement, dated January 24, 1997, (the "Option Agreement") between
John Hancock Mutual Life Insurance Company (the "Owner") and R.H.
Phillips, Inc. ("R.H. Phillips") relating to certain real property located in the County of Yolo, State of California, a legal description of which is set forth in Exhibit A to this Memorandum (the "Property").

18. Option. The Owner hereby grants to R.H. Phillips the right to purchase all right, title and interest in and to the Property, together with all easements and other rights appurtenant thereto and any improvements, fixtures or personal property installed, constructed or situated thereon, free from any encumbrances or rights of others except for those specifically provided for under the Option Agreement (the "Option"). The grant of the Option is in consideration for the sale of the Property by R.H. Phillips to the Owner or the Owner's nominee pursuant to the terms of a Real Estate Purchase Contract, dated January
24, 1997, and an Agricultural Sublease, dated January 24, 1997, pertaining to the Property and no additional consideration shall be necessary to make the Option irrevocable.

19. Term of Option. R.H. Phillips may exercise the Option beginning on January 1, 2012 and at any time thereafter until June 30, 2012, after which date the Option will expire. If R.H. Phillips exercises the Option, the purchase of the Property shall take place on December 31, 2012 or, if that day is a weekend day or holiday, on the next business day thereafter.

20. Price, Manner of Exercise. The manner in which the Option may be exercised, the purchase price for the Property and the other terms and conditions governing the Option are set forth in the Option
Agreement.

Date: May 6, 1997 JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY

By: Hancock Natural Resource Group, Inc.

By: //s// Jeffrey A. Conrad
    Jeffrey A. Conrad

Title: Vice President

                 ACKNOWLEDGMENT



State of California           )
County of Suffolk             )
                              )



     On May 6,  1997, before
me, Josephine A. Pepper, personally appeared
Jeffrey A. Conrad, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal,

     Signature: //s// Josephine A. Pepper               (Seal)
                      Josephine A. Pepper
                      Notary Public
                      My Comm. Expires Aug. 14, 2003

                         EXHIBIT A


          LEGAL DESCRIPTION OF PROPERTY

A PORTION OF THE NORTH HALF OF SECTION 17 AND A PORTION OF THE N.W. 1/4 OF
SECTION 16, ALL IN T. 11 N., R. 1 WEST M.D.B. &M., YOLO COUNTY CALIFORNIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

bEGINNING AT A 2" DIA, BOILER TUBE MONUMENT, MARKING THE NORTHWEST CORNER OF SAID SECTION 17, AS SAID MONUMENT IS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD IN BOOK 12 OF MAPS AND SURVEY AT PAGES 99 AND 100, YOLO COUNTY RECORDS, AND THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTH LINE OF
SAID SECTION 17, S. 89 24' 14" E. 2689.90 FEET; THENCE S. 89 18'03" E.
2689.89 FEET TO THE NORTHEAST CORNER OF SAID SECTION 17, THENCE, ALONG
THE NORTH LINE OF SAID SECTION 16, S. 89 57' 23" E. 1823.02 FEET; THENCE LEAVING SAID SECTION LINE, S. 00 58'43" EAST 2656.24 FEET TO THE SOUTH
LINE OF SAID N.W. 1/4 OF SECTION 16, SAID POINT ALSO BEING THE CENTERLINE
OF COUNTY ROAD 12-A; THENCE ALONG THE SOUTH LINE OF SAID N.W. 1/4, N.
89 59'38" W. 1823.02 FEET TO THE SOUTHWEST CORNER OF SAID N.W. 1/4
OF SECTION 16; THENCE N. 00 58'41" W. 83.70 FEET TO A POINT IN THE CENTERLINE OF SAID COUNTY ROAD 12-A; THENCE FOLLOWING THE CENTERLINE OF SAID COUNTY
ROAD 12-A, THE FOLLOWING COURSES AND DISTANCES; N. 75 15'01" W. 1008.10 FEET;
N. 84 20'18" W. 446.03 FEET; n 81 15'21" W. 1430.41 FEET; N. 76 57'56" W.
615.55 FEET TO A TANGENT POINT; THENCE ALONG A CURVE TO THE LEFT HAVING
A CENTRAL ANGLE OF 75 08'09", A RADIUS OF 97.63 FEET, AND SUBTENDED BY
A CHORD BEARING S. 65 27'59" W. 119.06 FEET TO A POINT INTERSECTING THE CENTERLINE OF OAT CREEK; THENCE UPSTREAM ALONG THE CENTERLINE OF SAID
OAK CREEK THE FOLLOWING CORSES AND DISTANCES: S. 81 51'25" WEST. 538.48
FEET; N. 54 14'49" W. 183.11 FEET; S. 79 54'52" W. 156.86 FEET; N. 41 59'42"
W. 153.61 FEET; N. 56 18'12" W. 278.32 FEET; N. 28 24'06" W. 146.31 FEET;
N. 65 07'25" W. 258.99 FEET; S. 63 29'42" W. 158.62 FEET; N. 70 25'01"
W. 129.03; S. 88 42'53" W. 89.69 FEET AND N 79 59'59" W. 15.99 FEET TO A
POINT ON THE WEST LINE OF SAID SECTION 17; THENCE ALONG SAID WEST LINE;
N. 01 26'41" W. 1544.43 FEET TO THE POINT OF BEGINNING AS SET FORTH
AND DESCRIBED AS PARCEL 5 IN THAT CERTAIN CERTIFICATE OF COMPLIANCE
RECORDED MAY 2, 1997 SERIES NO. 97-0010480 OFFICIAL RECORDS.

A PORTION OF THE FOLLOWING ASSESSOR'S PARCEL NOS.:
54-110-01; 54-120-02; 54-120-03